UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2025

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MNTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 2, 2025, of the transaction contemplated by that certain Agreement and Plan of Merger dated as of September 12, 2024 (the “Merger Agreement”), by and among Manitex International, Inc., a Michigan corporation (the “Company”), Tadano Ltd., a Japanese corporation (“Tadano”), and Lift SPC Inc., a Michigan corporation and wholly owned subsidiary of Tadano (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on January 2, 2025, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Tadano.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Merger, on January 2, 2025, the Company terminated all commitments and repaid all amounts outstanding under that certain Commercial Credit Agreement, dated as of April 11, 2022, as amended, by and among the Company, Manitex, Inc., Manitex, LLC, Crane and Machinery, Inc., Crane and Machinery Leasing, Inc., Manitex Sabre Inc., Badger Equipment Company, Rabern Holdco, Inc. and Rabern Rentals, LLC, and Amarillo National Bank, as lender.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As a result of the Merger, each share of the Company’s common stock, no par value (“Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than shares of Common Stock owned by Tadano, Merger Sub or the Company or their respective subsidiaries (“Excluded Shares”), was converted into the right to receive cash in the amount of $5.80 per share, without interest, less any required withholding taxes (the “Merger Consideration”). Each Excluded Share owned by Tadano or any subsidiary thereof remained outstanding as a share of common stock of the Surviving Corporation. Each other Excluded Share was cancelled and no consideration will be payable therefor.

Pursuant to the Merger Agreement, at the Effective Time:

•

Restricted stock units (“Company RSUs”) outstanding immediately before the Effective Time were automatically vested in full and converted into the right to receive a cash payment, without interest, less any required withholding taxes, equal to the product of (i) the number of shares of common stock underlying such Company RSU multiplied by (ii) the Merger Consideration.

•	Performance stock units outstanding immediately before the Effective Time were automatically cancelled without any cash payment or other consideration.

•

Stock options (“Company Options”) outstanding immediately before the Effective Time were automatically vested in full and converted into the right to receive a cash payment, without interest, less any required withholding taxes, equal to (i) the excess, if any, of the Merger Consideration over the per share exercise price of the Company Option multiplied by (ii) the number of shares of common stock underlying such Company Option. If the exercise price per share of the Company Option was equal to or greater than the Merger Consideration, then such Company Option was cancelled without any cash payment or other consideration.

The description of the Merger Agreement and the Merger contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 12, 2024, and is incorporated by reference herein.

The information set forth in the Introductory Note, Item 1.02, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the NASDAQ Capital Market (“NASDAQ”) that, effective on that date, each share of Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration and requested that NASDAQ (i) suspend the Common Stock from trading effective as of the open of trading on January 2, 2025, (ii) remove the Common Stock from listing on NASDAQ and (iii) file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Common Stock from NASDAQ and the deregistration of Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Corporation intends to file a Form 15 with the SEC requesting the termination of registration of Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Common Stock.

The information set forth above in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company (other than the rights of holders of Common Stock to receive the Merger Consideration described under Item 2.01 above).

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly owned subsidiary of Tadano.

The information set forth above in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Merger, each of Ronald M. Clark, J. Michael Coffey, Takashi Fukui, Frederick B. Knox, David J. Langevin and Stephen J. Tober resigned from the Board of Directors of the Company (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of the Company, and the directors of Merger Sub immediately prior to the Effective Time were appointed as directors of the Company.

In addition, effective upon the consummation of the Merger, each of J. Michael Coffey, David J. Langevin and Joseph Doolan ceased to be executive officers of the Company.

The information set forth above in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the consummation of the Merger, effective as of the Effective Time, the articles of incorporation of the Surviving Corporation were amended and restated in their entirety, and the Bylaws of Merger Sub in effect immediately prior to the Effective Time became the Bylaws of the Surviving Corporation. A copy of the Amended and Restated Articles of Incorporation of the Surviving Corporation and the Amended and Restated Bylaws of the Surviving Corporation are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The information set forth above in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On January 2, 2025, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of September 12, 2024, by and among Tadano Ltd., Lift SPC Inc. and Manitex International, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 12, 2024)

3.1	Amended and Restated Articles of Incorporation of Manitex International, Inc., dated January 2, 2025

3.2	Amended and Restated Bylaws of Manitex International, Inc., as adopted on January 2, 2025

99.1	Press release dated January 2, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or documents so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ JOSEPH DOOLAN
Name:	Joseph Doolan
Title:	Chief Financial Officer

Date: January 3, 2025